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                                                                    EXHIBIT 10.5


                  RIDGEWOOD SQUARE OFFICE PARK COMMERCIAL LEASE

This COMMERCIAL LEASE is made between RIDGEWOOD SQUARE, LTD., a Texas Limited Partnership, by and through its duly authorized agent, Kensington Asset Advisors, Inc., herein called Landlord, and INTELLIGENT INFORMATION INCORPORATED, herein called Tenant.

Tenant thereby offers to lease from Landlord the premises situated in the Ridgewood Square Office Park ("Office Park"), Hurst, Tarrant County, Texas, described as 1237 Southridge Court, Suite 100 (the "Demised Premises"), upon the TERMS AND CONDITIONS as follows:

1. Term and Rent Landlord demises the above Demised Premises for a term of FIVE
(5) year(s), commencing March 1, 1997, and terminating on February 28, 2001, or sooner as provided herein. Tenant shall pay Landlord rent for the Demised Premises in the total amount of $123,600.00 payable as follows:

                         First Month Free (March 1997)

               Year 1   $1,984.90/mo.   $23,818.75/yr.
               Year 2   $1,984.90/mo.   $23,818.75/yr.
               Year 3   $2,092.19/mo.   $25,106.25/yr.
               Year 4   $2,092.19/mo.   $25,106.25/yr.
               Year 5   $2,145.83/mo    $27,750.00/yr.

The first monthly installment is due upon execution of this Lease, and the following monthly installments shall be due and payable, without demand, on or before the first day of each calendar month during the term hereof. All rental payments shall be made to Landlord at: Ridgewood Square, Ltd., c/o Kensington Advisors & Associates, Inc., 1412 Main Street, Suite 900, Dallas, Texas 75202. In the event Tenant holds over after the termination of this Lease for any reason, Tenant shall be deemed a month to month tenant at 150% of the last month's rental rate provided for hereunder, and otherwise subject to all of the terms and conditions of this Lease insofar as the same are applicable to a month-to-month tenancy.

2. Use. Tenant shall use and occupy the Demised Premises for computer software development/general office. The Demised Premises shall be used for no other use or purpose.

3. Care and Maintenance of Demised Premises. Tenant acknowledges that the Demised Premises is in good order and repair, and accepts same "AS IS" and "WITH ALL FAULTS." Tenant shall, at its own expense and at all times, maintain the Demised Premises in good and safe condition, including glass, electrical wiring, plumbing and any other system or equipment upon the Demised Premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear excepted. Tenant shall be responsible for all repairs required, excepting the roof, exterior walls and structural foundation.
Landlord shall maintain the common areas of the Office Park.

4. Alterations. Tenant shall not, without first obtaining the written consent of Landlord, make any alterations, additions, changes or improvements in, to or about the Demised Premises.

5. Ordinances and Statutes. Tenant shall comply with all statutes, ordinances, laws and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the Demised Premises, occasioned by or affecting the use thereof by Tenant.

6. Assignment and Subletting. Tenant shall not assign this Lease or sublet any portion of the Demised Premises without obtaining the prior written consent of Landlord, in Landlord's sole discretion. Landlord may sell, transfer or assign its rights and interest hereunder, the Office Park and the Demised Premises, and from and after the effective date of any such conveyance, Landlord shall have no further liability under this Lease.

7. Utilities. All applications and connections for necessary utility services on the Demised Premises shall be made in the name of Tenant only, and Tenant shall be solely liable for utility charges as they become due, including those for gas, electricity and telephone services.

8. Entry and Inspection. Tenant shall permit Landlord, Landlord's agents or potential purchasers, to enter upon the Demised Premises at reasonable times and upon reasonable notice for the purpose of inspecting same, or curing any default of Tenant, and will permit Landlord at any time within sixty (60) days prior the expiration of this Lease, to place upon the Demised Premises any usual "To Let" or "For Lease" signs or notices, and permit persons desiring to lease the same to inspect the Demised Premises thereafter.

9. Possession. If Landlord is unable to deliver possession of the Demised Premises at the commencement hereof, Landlord shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable, but Tenant shall not be liable for any rent until possession is delivered and the termination date hereof shall be extended for the amount of any such delay. Tenant or Landlord may terminate this Lease if possession is not delivered within thirty (30) days of the original commencement date of this Lease.

10. Indemnification of Lessor. Landlord shall not be liable for any damage or injury to Tenant, or any other person, or to any property, occurring on the Demised Premises or any part thereof, and Tenant agrees to indemnify and hold Landlord harmless from any claims for damages caused by the acts, conduct, negligence or misconduct of Tenant, its employees, subtenants, licensees, or concessionaires, or of any other person entering the Office Park under express or implied invitation of Tenant.

11. Insurance. Tenant, at its sole expense, shall maintain plate glass, fire, casualty and general liability insurance upon the Demised Premises, including bodily injury and property damage, insuring Tenant and Landlord with minimum coverage of $500,000 for personal injury or death, and $250,000 in respect to property damage. Tenant shall provide Landlord with a Certificate of Insurance showing Landlord as additional insured. The Certificate of Insurance will provide for a ten-day written notice to Landlord in the event of cancellation or material change of coverage. To the maximum extent permitted by insurance policies which may be owned by Landlord or Tenant, Tenant and Landlord, to benefit each other, waive any rights of subrogation which might otherwise exist.

12. Eminent Domain. If time Demised Premises or any part thereof, or any part of the Office Park materially affecting Tenant's use of the Demised Premises, will be taken by eminent domain, this Lease may be terminated by either Landlord or Tenant on the date when title vests pursuant to such taking. Tenant will not be entitled to any part of the award for such taking of the Demised Premises or any payment in lieu thereof, but Tenant may file a claim for any taking of fixtures and improvements owned by Tenant, and for moving expenses, directly from the taking authority.

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13. Attorney's Fees. In case suit should be brought for recovery of the Demised
Premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the Demised Premises, by either party, the prevailing party will be entitled to all costs incurred in connection with such action, including a reasonable attorney's fees.

14. Waiver. No failure of Landlord to enforce an term hereof will be deemed to be a waiver.

15. Destruction of Demised Premises. In the event of any partial destruction of the Demised Premises during the term hereof, from any cause, Landlord shall forthwith repair the same, provided that such repairs can the made within sixty
(60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this Lease, except that in the event such destruction was not caused by Tenant, Tenant shall be entitled to a proportionate reduction of rent white such repairs are being made, based upon the extent to which the making of such repairs shall interfere with the business of Tenant on the Demised Premises. If such repairs cannot be made within said sixty (60) days, Landlord may make the same within a reasonable time, this Lease continuing in effect with the rent proportionately abated as aforesaid, and in the event that Landlord shall not elect to make such repairs, this Lease may be terminated at the option of either party. In the event that the building in which the Demised Premises may be situated is destroyed to an extent of not less than one-third of the replacement costs thereof, Landlord may choose to terminate this Lease whether the Demised Premises be injured or not. A total destruction of the building in which the Demised Premises may be situated will terminate this Lease.

16. Landlord's Remedies on Default. The following event shall be deemed to be events of default by Tenant under this Lease:

            (1) Tenant shall fail to promptly pay any installment of rent when due.

            (2) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and shall not cure such failure within five (5) days after written notice thereof to Tenant.

            (3) Tenant shall desert or vacate any substantial portion of the Demised Premises.

Upon the occurrence of any of such events of defaults, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever.

A. Without terminating this Lease, enter upon and take possession of the Demised Premises and expel or remove Tenant or any other person who may be occupying said premises, by force, if necessary, without being liable for prosecution for damages therefor and, without terminating this Lease, relet the Demised Premises for the account of Tenant for the remainder of the term or for such term or terms as Landlord shall see fit, and Tenant shall pay Landlord on demand the cost of renovating, repairing, reletting and altering the Demised Premises for a new tenant or tenants; and Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of such retelling (including real estate commissions and attorney's fees); or

B. Terminate this Lease and enter upon the Demised Premises by force if necessary without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by negligence of Landlord or otherwise.

Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided, or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

17. Security Deposit. Tenant will deposit with Landlord on the signing of this Lease the sum of One Thousand Nine Hundred Eighty-Four and 90/100 Dollars ($1,984.90) as security for the performance of Tenant's obligations under this Lease, including, without limitation, the surrender of possession of the Demised Premises to Landlord as herein provided. If Landlord applies any part of the security deposit to cure any default of Tenant, Tenant will, on demand, deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease.

18. Additional Rent. Tenant shall pay to Landlord, as additional rental, Tenant's pro rata share of increases in general real estate taxes, assessments, and insurance costs to the extent that such expenses increase over those assessed, imposed or becoming due and payable during the calendar year this Lease originally commences. Tenant's pro rata share shall be the fraction determined by which the total square footage of the Demised Premises bears to the gross leasable area of the Office Park.

19. Notices. Any notice which either party may or is required to give, will be given by mailing same, postage prepaid, to Tenant at the Demised Premises, with a copy to: One Dock Street, Suite 500, Stanford, CT 06902; or to Landlord at the address shown above, or at such other places as may be designated, in writing, by the parties from time to time.

20. Heirs, Assigns, Successors. This Lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to all parties (subject to the restrictions of Article 6.)

21. Subordination. This Lease is and will be subordinated to all existing and future liens and encumbrances against the Office Park, and Tenant agrees to attain to any purchaser of the Office Park.

22. Relocation. Landlord shall be entitled to relocate the Demised Premises to a comparable location in the Office Park after occupancy by Tenant provided that Landlord pays the costs and expenses of moving Tenant's furniture and equipment.

23. Right of First Refusal. Tenant shall have the right of first refusal to add to the Demised Premises during the term of this Lease any space in the Office Park building located at 1237 Southridge Court, if vacated or surrendered by an existing tenant or, if now vacant, at such time as Landlord receives an acceptable offer on such space from a prospective tenant, which space may be added to the Demised Premises for the remainder of the term of this Lease at the rental rate, terms and conditions then prevailing for comparable space in the building, subject to all leases, renewal options and first rights of refusal which may now be in existence. Notwithstanding any other provision hereof, Landlord shall have the unrestricted right to re-lease to any existing tenants in such space upon such terms as Landlord, in its sole discretion, may determine. Landlord shall offer such space to Tenant by written notice of the space to be available, the date of availability, and the rental rate thereof. Within fifteen (15) days of such notice by Landlord that the space is available, Tenant shall advise Landlord in writing of its intention to either lease the space offered at the prevailing rental rate stated by Landlord in its notice and under terms similar to those in the Lease, where applicable, with an expiration date concurrent with that of this Lease, or to waive its right of first refusal; provided however, that at the time of this exercise and at the

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date of availability of such space, Tenant is in possession of the Demised
Premises and no event of default by Tenant as defined in this Lease is in existence, and provided further that Tenant furnishes current financial statements to Landlord and that no material adverse change in the financial condition of Tenant has occurred. If Tenant shall fail to give Landlord such written notice of acceptance within the specified period, or if Tenant waives its right of first refusal within such fifteen-day period, or if any of the foregoing conditions to the exercise by Tenant of this right of first refusal shall not be fully satisfied, Tenant shall be deemed not to have exercised this right of first refusal and the provisions of this paragraph shall be of no further force or effect within respect to the space offered to Tenant, and Landlord may proceed to seek other tenants and enter into leases for such space without further obligation to Tenant under this right of first refusal. Any termination of this Lease during the lease term terminates all rights of first refusal. Any assignment or subletting by Tenant of this Lease terminates all rights of first refusal.

24. Additional Space. Tenant shall have access to the space required on the roof of the Building for the installation, at Tenant's sole cost and expense, of five
(5) satellite dishes, specifically Satellite Dish No.____________, Satellite Dish No. ____________, Satellite Dish No. ____________, Satellite Dish No. ____________, and Satellite Dish No. ____________. Tenant shall be liable for any damage to the roof, leeks, etc., caused by said dishes, and the dishes will be installed in such location as reasonably directed by Landlord. After termination of this Lease, the Tenant, at Tenant's sole cost and expense, shall remove the five (5) satellite dishes, and repair any damages to the roof, leaks, etc., as reasonably directed by the Landlord.

25. Improvements. Tenant acknowledges that it has inspected the Demised Premises and accepts the Demised Premises "AS IS" and "WITH ALL FAULTS," and hereby expressly accepts same in its present condition, and Landlord makes no warranty of any kind, express or implied, with respect to the Demised Premises (without limitation, Landlord makes no warranty as to the suitability or fitness of the Demised Premises for any purpose).

26. Option to Terminate. Notwithstanding anything to the contrary set forth in this Lease, provided Tenant is not in default of any of its obligations under this Lease, in the event of a non-correctable permanent or intermittent loss or corruption of the data flow of the satellite transmission reception to the satellite dishes, Tenant shall have the option to terminate this Lease by tendering to the Landlord a Notice of Tenant's intention to terminate this lease. Tenant shall give Landlord at least thirty (30) days prior written notice of its intention to terminate the Lease. In the event this Option to Terminate is exercised, Tenant shall immediately pay to Landlord as Additional Rent all unamortized actual costs of Tenant installation and brokerage commissions or continue to pay rent for the balance of the Term until the space is relet. Within forty-five (45) days after Tenant takes possession of the Demised Premises, Landlord shall notify Tenant of the total costs of installation, brokerage commissions and monthly amortization amount.

27. Entire Agreement. The foregoing constitutes the entire agreement between the parties and may be modified only by a writing signed by both parties. Tenant acknowledges that Landlord has made and makes no warranty of any kind, express or implied, with respect to the Demised Premises (without limitation, Landlord makes no warranty as to the suitability or fitness of the Demised Premises for any purpose). The following Exhibits and Special Provisions, if any, have been made a part of this Lease before the parties' execution hereof: Exhibit "A" - Legal Description; Exhibit "B" - Site Plan; Exhibit "C" - Rules & Regulations

SIGNED this 7 day of February, 1997

TENANT:                                 LANDLORD:
INTELLIGENT INFORMATION INCORPORATED    RIDGEWOOD SQUARE, LTD., by and through
                                        its authorized agent,
                                        Cantex Realties, Inc.


By: /s/ Robert Coletti                  By: /s/ Timothy O. McNamara
    ------------------------------         ------------------------------------
Printed Name:  Robert Coletti              Timothy O. McNamara, Sr., President
              --------------------
Its: Controller
     -----------------------------

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                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

Being Lots 1, 2, 3, 4, 5, and 6, inclusive, Block 1 of RIDGEWOOD SQUARE, an Addition to the City of Hurst, Tarrant County, Texas, according to the Revised Plat thereof recorded in Volume 388-127, Page 6, Map Records, Tarrant County, Texas.

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                                   EXHIBIT "B"

                                    SITE PLAN

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                                   EXHIBIT "C"

                         RIDGEWOOD SQUARE BUSINESS PARK

                              RULES AND REGULATIONS

1. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Business Park including installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of Business Park.

2. Movement of furniture or office equipment, in or out of said Business Park, or dispatch or receipt by Tenant of any merchandise or materials which requires use of elevators or stairways, or movement through buildings or entrances shall be restricted to hours designated by Landlord. All such movement shall be under supervision of Landlord and in manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initialed by Tenant will include determination by Landlord and subject to its decision and control, as to the time, method, and routing of movement and as to limitations imposed for safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Business Park. Tenant is to assume all risk as to damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property, and personnel of Landlord if damaged or injured from time of entering property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property of persons resulting from any act in connection with such service performed for Tenant.

3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors, or other parts of the Business Park, except of such color, size and style and in such places, as shall be first approved in writing by Landlord. No nails, hooks, or screws shall be driven or inserted in any part of the Business Park, except by the Business Park maintenance personnel, nor shall any part be defaced by Tenant. All signs will be contracted for by Landlord for Tenant at the rate fixed by Landlord from time to time, and Tenant will be billed and pay for such service accordingly.

4. No portion of Tenant's area or any other part of the Business Park shall at any time be used or occupied as sleeping or lodging quarters.

5. Tenant shall not place, install or operate in the Premises or in any part of the Business Park, an engine or machinery, or maintain, use or keep any inflammable, explosive, or hazardous material without prior written consent of Landlord.

6. Landlord will not be responsible for lost of stolen personal property, equipment, money, or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when the area is locked against entry or not.

7. No birds or animals shall be brought into or kept in or about Business Park.

8. Employees of Landlord shall not receive or carry messages for or to Tenant or other person, no contract with or render free of paid services to Tenant or Tenant's agents, employees, or invitees.

9. Landlord will not permit entrance to Tenant's offices by use of pass keys controlled by Landlord to any person at any time without written permission by Tenant, except employees, contractors, or service personnel directly supervised by Landlord.

10. The entries, passages, doors, elevators, elevator doors, hallways shall not be blocked or obstructed; no rubbish, litter, trash, or material of any nature shall be placed, emptied or thrown into these areas; and such areas shall not be used at any time except for ingress or egress by Tenant, Tenant's agents, or invitees to or from the Premises.

11. Plumbing fixtures and appliances shall be used only for purposes for which constructed, and no sweeping, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant shall be had by Tenant, and Landlord shall not in any case be responsible thereof.

12. Tenant shall not do, or permit anything to be done in or about the Business Park, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Business Park, or on property kept therein, or obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants, or do anything in conflict with the valid pertinent laws, rules or regulations of any governmental authority.

13. The Landlord desires to maintain the highest standards of environmental comfort and convenience for the tenantry. It will be appreciated if any undesirable conditions or lack of courtesy or attention are reported directly to the management.

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